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                                                                    EXHIBIT 10.9


                  AIRCRAFT SERVICES INTERNATIONAL GROUP, INC.
                              EMPLOYMENT AGREEMENT

                  THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of April 1, 1998, by and among GEORGE W. WATTS (the "Employee") and AIRCRAFT SERVICES INTERNATIONAL GROUP, INC., a Delaware corporation (the "Company").

                  WHEREAS, the Company desires to employ the Employee to render employment services for the Company; and

                  WHEREAS, the Employee desires and is willing to become employed by the Company under the terms and conditions hereof.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Employee hereby covenant and agree as follows:

                  (1) Employment. The Company hereby employs the Employee and the Employee hereby accepts such employment upon the terms and conditions set forth herein.

                  (2) Term. The initial term of this Agreement shall be for a period of three (3) years beginning on the 1st day of April 1998 and ending on the 31st day of March, 2001 (the "Employment Period"), unless further extended or sooner terminated as herein provided. The Employment Period shall be automatically renewed for additional terms of one (1) year each, unless the Company notifies the Employee in writing or the Employee notifies the Company in writing of the intention not to renew this Agreement no less than ninety (90) days prior to the expiration of the then current term.

                  (3) Employee's Position and Duties. The Employee shall (a) serve as Executive Vice President of Ranger Aerospace Corporation, a Delaware corporation ("Ranger") and the Company during the Employment Period, (b) render such administrative, sales, marketing and other executive and managerial services to Ranger and the Company and its Subsidiaries as Ranger's board of directors (the "Board") may from time to time direct and (c) report to the President and Chief Executive Officer of Ranger and the Company. The Employee shall devote his full working time and attention to the performance of services for the benefit of Ranger and the Company. The Employee shall present to the Board and the Chief Executive Officer every acquisition or investment opportunity in the aerospace and related industries, whether foreign or domestic, of which the Employee becomes aware and desires to pursue. The Employee shall not pursue any such opportunity (as investor or otherwise) unless the Board declines to pursue such opportunity.



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                  (4) Performance of Duties. The Employee will, at all times, faithfully, industriously, and to the best of the Employee's ability, experience and talents perform his duties and responsibilities to Ranger and the Company.

                  (5) Compensation. For all services rendered by the Employee under this Agreement, the Company shall compensate the Employee as follows:

                      (a) The Employee shall be paid a minimum base salary of $212,000 per year, beginning April 1, 1998 which shall be payable in equal monthly installments or more frequently as the Company shall determine. The base salary may from time to time be adjusted by the Company by entering such adjusted base salary upon Schedule A attached hereto which, when signed by the Employee and the Company, shall become effective as an amendment to this Agreement. At minimum, the base salary shall adjust automatically on each anniversary hereof by the then current Consumer Price Index percentage; the Board may elect at anytime to increase the Employee's base salary.

                      (b) In addition to the Employee's base salary, the Board may, in its sole discretion, award a bonus to the Employee following the end of each fiscal year during the Employment Period based on the Employee's performance and the Company's operating results in accordance with the management bonus plan to be adopted by the Board.

                  (6) Severance Compensation. Upon termination of the Employee's employment with the Company prior to the expiration of the Employment Period other than (a) for Cause as defined in Paragraph (16) or (b) on account of the Employee's choice to terminate his employment for a reason other than his Constructive Termination as defined below, the Company shall pay the Employee, for so long as the Employee complies with the terms hereof (including without limitation Sections 13 and 14 hereof), the following amounts as "Severance" hereunder:


            Date Upon Which
       Notice of Termination Given               Severance Amount
       ---------------------------               ----------------
       Before 12/31/98                          12 months' salary

       Thereafter                               18 months' salary


Notwithstanding the above sentence and table, if the Employee refuses the Company's request to relocate to the Company's headquarters at any time during the Employment Period and the Employee's employment with the Company is terminated in connection therewith, the Employee shall be entitled to Severance equal to 9 months' salary. The Employee may, at any time and from time to time, designate a beneficiary to receive the Severance in the event of his death, or if no beneficiary is designated then the Severance shall be paid to the Employee's estate. All Severance amounts hereunder shall be paid in equal monthly installments so long as the Employee fully complies with the surviving terms of this Agreement, including, without limitation, Paragraphs 13 and 14 hereof. A Constructive Termination shall be deemed to have occurred if, after the date



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hereof, the Employee's employment with the Company terminates following any one of the following:

                      (a) The Company reduces the Employee's base salary; or

                      (b) The Company assigns to the Employee any duties inconsistent with his duties or responsibilities as Executive Vice President, or changes his reporting responsibilities or title.

                 (7) Withholding. All payments of compensation paid to the Employee under this Agreement shall be reduced by applicable federal, state and local withholding taxes.

                 (8) Additional Benefits. During the Employment Period, the Employee shall be entitled to receive employee benefits at levels and coverage generally provided to senior executives at the Company, including health benefits, life and disability insurance, and participation in the Company's retirement plan(s).

                 (9) Working Facilities. The Company will furnish the Employee with an office, technical and secretarial assistance and other facilities and services suitable to his position of Executive Vice President and fully adequate for the performance of his duties.

                 (10) Expenses. As a condition of his employment, the Employee is required to incur reasonable and necessary expenses for the promotion of the business of the Company, including expenses of entertainment, travel, dues and similar expenses. Provided that the Employee provides the Company with reasonable written documentation as required under the Company's policies and procedures to support reimbursement, the Company shall reimburse the Employee for all travel and other expenses reasonably incurred by the Employee in the performance of his duties pursuant to this Agreement.

                 (11) Vacations and Holiday. The Employee shall be entitled each calendar year (or portion thereof) during the Employment Period to a vacation of fifteen (15) working days during which time his salary shall be paid in full. The Employee shall accrue all of his vacation days for calendar year 1998 on the effective date of this Agreement and thereafter on the first day of each calendar year. The Employee shall take his vacation at such time or times as shall be reasonably approved by the Company. The Company may grant additional vacation time and time off in its sole discretion. The length of the Employee's vacation may from time to time be adjusted by the Company by entering such change upon Schedule B attached hereto which, when signed by the Employee and the Company, shall become effective as an amendment to this Agreement. If the Employee fails to use his permitted vacation in any calendar year, the unused time may not be carried over to the succeeding calendar year, nor may the Employee elect to receive an equivalent amount of cash, based on his base salary, in lieu of accrued vacation time. In addition to the above, the Employee shall be entitled to be off from work on all regular Company holidays including, but not limited to, New Year's Day, July 4, Labor Day, Thanksgiving, and Christmas with full compensation.



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                  (12) Sick Leave. The Employee shall be entitled to ten (10)
days of sick leave with payment of his base salary by the Company each calendar year during the Employment Period. The Employee shall accrue all of his sick leave days for calendar year 1998 on the effective date of this Agreement and thereafter on the first day of each calendar year.

                  (13) Confidentiality. The Employee understands and agrees that the nature of the Company's business, including the Company's customer lists, business plans, budgets, contracts, personnel information, methods and systems used in conducting business, pricing policies, technical bulletins, manuals, profit and loss information prospects, business opportunities and other related internal business information and trade secrets are all of a confidential nature and are valuable assets of the Company. The Employee covenants and agrees, upon termination of the Employment Period for any reason, to immediately return to the Company all such confidential information and documents referred to in the preceding sentence (including any other trade secret information) and will not make copies of such materials. Further, the Employee covenants and agrees that he will not at any time furnish, divulge or otherwise disclose such confidential information or material to anyone other than those within the Company authorized to receive information, and will not use such material and information for any purpose, except as required by law. In the event of any actual or threatened breach by the Employee of the provisions of this confidentiality covenant, the Company shall be entitled to a temporary and/or permanent injunction from any court of competent jurisdiction, without posting bond or other security, restraining the Employee from violating this confidentiality covenant. Nothing herein stated shall be construed as prohibiting the Company from pursuing any other remedies available to Employer for such breach or threatened breach, including the recovery of monetary damages from the Employee.

                  The Employee's obligation of confidentiality in this Agreement shall not apply to:

                       (a) information which at the time of disclosure is in the public domain or which becomes part of the public domain without the breach of any confidentiality obligation owed to the Company by the Employee or by any other person or entity.

                       (b) a disclosure by the Employee required by law.

                  (14) Non-Competition and Non-Solicitation Covenant. During the Employment Period and for a period of eighteen (18) months after the Employee's employment terminates with the Company for any reason, the Employee will not (for himself or on behalf of, or in conjunction with any other person or persons, limited liability company, partnership, proprietorship, corporation or other business entity), directly or indirectly, own, manage, operate, control, be employed by, consult with, participate in, or be connected in any manner with the ownership, management, operation, consulting or control of any business engaged in the Company's Business as defined below, and operating anywhere in North America, Continental Europe and the United Kingdom, the Bahamas and any other country where the Company is operating or has a joint venture on the date of the Employee's termination of employment. The Company's Business, for the purpose of this paragraph, is (a) to provide fueling services at airports, (b) to own or operate fuel storage and distribution facilities, (c) to provide ground handling, baggage and supply services at airports, and



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(d) any other activity in which the Company is engaged at the time of the
Employee's termination with the Company. Notwithstanding anything contrary in this Paragraph, this covenant not to compete shall not prohibit the Employee from owning less than 2% of any class of stock in any publicly traded corporation provided that the Employee has no rights of affiliation with such corporation other than his rights as a stockholder. In the event of any actual or threatened breach by the Employee of the provisions of this non-competition covenant, the Company shall be entitled to a temporary and/or permanent injunction from any court of competent jurisdiction, without posting bond or other security, restraining the Employee from owning, managing, operating, controlling, being employed by, participating in or being in any way so connected with any such business. Nothing herein stated shall be construed as prohibiting the Company from pursuing any other remedies available to the Company for such breach or threatened breach, including the recovery of damages from the Employee. The Company will not unreasonably prohibit the Employee from securing new employment after leaving the Company, so long as such employment is not competitive (whether directly or indirectly) with the Company.

                  For a period of eighteen (18) months after the Employee's employment terminates with the Company for any reason, the Employee shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company, or in any way interfere with the relationship between the Company and any employee thereof, (ii) hire any person who was an employee of the Company at any time during the Employment Period or (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and the Company (including, without limitation, making any negative statements or communications about the Company).

                  If any one of the restrictions contained herein shall for any reason be held to be excessively broad as to duration or geographical area, it shall be deemed amended by limiting and reducing it so as to be valid and enforceable to the extent compatible with applicable law.

                  (15) Termination. Notwithstanding anything herein contained to the contrary, the Employee's employment and this Agreement may be terminated by either the Employee or the Company at any time and for any reason.

                  (16) Cause. For purposes of this Agreement "Cause" shall mean any of the following acts by the Employee: (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) conduct tending to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (iii) failure to perform duties as reasonably directed by the Board or the Company's president, (iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (v) any other material breach of this Agreement which is not cured within 15 days after written notice thereof to the Employee.



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                  Should the Company and the Employee be unable to agree on
whether or not the Employee's conduct, acts or omissions constitute Cause for termination of employment within thirty (30) days after the Employee's employment with the Company has been terminated, the controversy shall be settled by arbitration, which decision shall be binding on both parties. The Employee shall not be deemed to have been terminated for "Cause" without:

                      (a) delivery to the Employee of a written notice of termination from the Company explaining the Company's intention to terminate the Employee for "Cause" and specifying in reasonable detail the facts and circumstances that are the basis for terminating the Employee's employment; and

                      (b) providing an opportunity for the Employee to cure any curable default specified in the notice of termination within twenty (20) days after receipt of such notice.

                 (17) Employee's Representations. The Employee hereby represents and warrants to the Company that (a) the execution, delivery and performance of this Agreement by the Employee does not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which the Employee is a party or by which he is bound, (b) the Employee is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity and (c) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of the Employee, enforceable in accordance with its terms. The Employee hereby acknowledges and represents that he has consulted with independent legal counsel regarding his rights and obligations under this Agreement and that he fully understands the terms and conditions contained herein.

                 (18) Arbitration. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in accordance with the requirements of the Florida arbitration law then in effect. All arbitrators' expenses and fees incurred in the conduct of the arbitration shall be shared by the Employee and the Company. Each party shall bear its own respective attorneys' and other legal fees.

                 (19) Binding Effect. Except as provided in Paragraph (24) below, this Agreement, together with any amendments hereto, shall be binding upon and inure to the benefit of the Employee and the Company, their heirs, personal representatives, legal representatives, executors, administrators, permitted successors and permitted assigns. The Employee hereby consents to the Company's assignment of this Agreement to a successor entity.

                 (20) Application to Subsidiaries. The promises and covenants made by the Employee to the Company in this Agreement shall apply with the same force and effect and shall inure to the benefit of any Subsidiary or joint venture of the Company, whether such Subsidiary or joint venture exists as of the date hereof or shall exist at any date for which a promise or covenant made by the Employee pursuant to this Agreement shall be in effect. "Subsidiary" shall mean any corporation of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors directly or through one or more subsidiaries.



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                  (21) Survival. Notwithstanding anything to the contrary in this Agreement, the only provisions of this Agreement which survive expiration of the Employment Period (and any subsequent renewal thereof) pursuant to Paragraph 2 are Paragraphs 13, 14, 17, 18, 19, 20, 21, 22, 23, 24, 25, 26, 28
and 31.

                  (22) Notice. Any notice required or permitted to be given under this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the recipient at the address below indicated:

                  To the Company:

                  Aircraft Services International Group, Inc.
                  8240 NW 52 Terrace, #200
                  Miami, FL  33166-7766
                  Telephone:        (305) 597-1600
                  Facsimile:        (305) 592-7864

                  With copies (which shall not constitute notice) to:

                  Kirkland & Ellis
                  200 East Randolph Drive
                  Chicago, IL  60601
                  Attention:        William S. Kirsch, P.C.
                  Telephone:        (312) 861-2000
                  Facsimile:        (312) 861-2200

                  To the Employee:

                  George Watts
                  6151 Sugar Hill
                  Houston, TX  77057
                  Telephone:        (713) 464-5915
                  Facsimile:        (713) 984-9860


or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement shall be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S.
mail.

                  (23) Situs. This Agreement shall be controlled, construed and governed under the laws of the State of Florida regardless of the fact that one or more parties is now, or may become, residents of another state, and without regard to any conflict of laws.


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                  (24) Amendment. This Agreement may not be amended changed, altered or modified except by a writing signed by the Employee and the Company.

                  (25) Severability. If any Paragraph, clause or provision of this Agreement is or becomes illegal, invalid or unenforceable because of present or future laws, rules or regulations of any governmental body, or become unenforceable for any reason, the intention of the Employee and the Company is that the remaining parts of this Agreement shall not be thereby affected.

                  (26) Entire Agreement. This Agreement sets forth all of the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducement or conditions, express or implied, oral or written, with respect thereto, except as contained herein. Moreover, no waiver by any party of any condition or breach or any term, covenant, representation or Warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed or construed as a further or continuing waiver of any such condition or breach, nor shall it be deemed or construed as a waiver of any other condition or as a waiver of the breach of any other term, covenant, representation or warranty set forth in this Agreement.

                  (27) Captions. The captions of the various Paragraphs are solely for the convenience of the parties hereto and shall not control or affect the meaning or construction of this Agreement.

                  (28) Specific Performance. If a party to this Agreement fails to comply with any of the covenants, provisions or conditions contained in this Agreement, then, in addition to any other remedy provided by law or equity, the non-defaulting party shall be entitled to equitable relief including, without limitation, the right to specific performance of the terms and conditions of this Agreement.

                  (29) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original Agreement but all of which together shall constitute one and the same instrument.

                  (30) Non-Assignable. This Agreement is personal to the Employee and he may not assign this Agreement. Any attempted assignment shall be null and void.

                  (31) Waiver and Release of Ranger. The Employee hereby agrees to waive and release Ranger from any obligation, liability or claim in any and all matters arising out of or related to this Agreement.


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         IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the day and year first above written.

                                     AIRCRAFT SERVICES INTERNATIONAL GROUP, INC.



                                     By:        /s/ STEPHEN D. TOWNES
                                        ----------------------------------------
                                     Its:         President and CEO
                                         ---------------------------------------


                                                 /s/ GEORGE W. WATTS
                                     -------------------------------------------
                                     George W. Watts




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                                   SCHEDULE A
                                       to
                              Employment Agreement
                                      among
                               GEORGE W. WATTS AND
                   AIRCRAFT SERVICES INTERNATIONAL GROUP, INC.


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Amount of                                                       George
Annual Salary       Date Changed         Company Sign            Watts  Sign
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                                   SCHEDULE B
                                       to
                              Employment Agreement
                                      among
                               GEORGE W. WATTS AND
                   AIRCRAFT SERVICES INTERNATIONAL GROUP, INC.




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Length of                                                        George
Annual Vacation     Date Changed         Company Sign            Watts  Sign
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